FAM Small Cap Fund

Investor Share Class (FAMFX)

Summary Prospectus

March 1, 2012

Before  you  invest,  you  may  want  to  review  the

Expense  Example:    This  Example  is  intended  to

Fund's  prospectus,  which  contains  more  informa-

help you compare the cost of investing in other mu-

tion about the Fund and its risks.  You can find the

tual  funds.   The  Example  assumes  that  you  invest

Fund's   prospectus   and   other   information   about

$10,000  in  the  Fund  for  the  time  periods  indicated

the   Fund   online   at      http://www.famfunds.com/

and  then  redeem  all  of  your  shares  at  the  end  of

fam_funds/reports.cfm.    You  may  also  obtain  this

those periods.  The Example also assumes that your

information  about  the  Fund  at  no  cost  by  calling

investment  has  a  5%  return  each  year  and  that  the

800.932.3271  or  by  sending  an  email  request  to

Fund's operating expenses remain the same.

info@famfunds.com.    The  Fund's  full  prospectus

Although your actual costs may be higher or lower,

and  Statement  of  Additional  Information,  dated

based on these assumptions your costs would be:

March  1,  2012,  are  incorporated  by  reference  into

this summary prospectus.

INVESTOR CLASS - EXPENSE EXAMPLE

Investment Objective

1 YEAR

3 YEARS

$153

$474

FAM Small Cap Fund's investment objective is to

maximize long-term return on capital.

Portfolio Turnover

Fees and Expenses of the Fund

The  Fund  pays  transaction  costs,  such  as  commissions,

The  tables  below  describe  the  fees  and  expenses

when it buys and sells securities (or "turns over" its port-

that you may pay if you buy and hold shares of the

folio).  A higher portfolio turnover rate may indicate higher

Fund.

transaction costs and may result in higher taxes when Fund

shares are held in a taxable account.  These costs, which are

SHAREHOLDER  FEES

not reﬂected in annual fund operating expenses or in the

Example, affect the Fund's performance.  The fund has no

(fees paid directly from your investment)

Investor

Class

portfolio turnover rate to date because it has not yet started to operate.

Maximum sales charge (load) on purchase

None

Maximum deferred sales charge (load)

None

Principal Investment Strategies

Redemption fee

None

Under normal market conditions, the Fund invests at least

80% of its net assets plus the amount of any borrowings for

ANNUAL FUND OPERATING EXPENSES

investment purposes in securities of small cap companies.

The Fund considers small cap companies to be those issuers

(expenses that you pay each year as a

Investor

having market capitalizations of between $50 million and

percentage of the value of your investment)

Class

$1 billion, measured at the time of purchase.  The fund may

Management Fees

1.00%

invest in the securities of both domestic and foreign issuers.

The Fund’s policy of investing at least 80% of its net assets

Distribution and Service (12b-1) Fees

None

in small cap companies may only be changed upon 60 days

Other expenses1

1.50%

prior notice to shareholders.

Total annual fund operating expenses

2.50%

Fenimore  Asset  Management,  Inc.  ("Fenimore"),  the  in-

Fee waiver and/or expense

1.00%

vestment advisor to the Fund, employs a "value approach"

reimbursement2

in  making  its  common  stock  selections.   This  approach

Total Annual Fund Operating Expenses

is  based  on  Fenimore's  belief  that  at  any  given  point  in after Waiver and/or Reimbursement2

1.50%

time  the  stock  price  of  a  company  may  sell  below  the

1Based on estimated amounts for the Fund's initial fiscal year of operations.

company's "true business worth".  Factors considered in

2Fenimore Asset Management (FAM) has entered into a contractural agreement evaluating the true business worth include the company's

with FAM Small Cap Fund to limit the total operating expenses of the Fund's Inves-

tor Class shares to 1.50% of its average daily net assets through May 1, 2015.  This current earnings, cash ﬂow and/or book value, and Feni-

expense limitation agreement may only be amended by the Fund's Board of Trustees.

more's opinion as to its future potential.  After identifying a company whose securities are determined to have a favorable

Fund Management

valuation, Fenimore plans to invest in such securities until the "true business worth" nears the market price of the

Investment Advisor

company's securities.

Fenimore Asset Management, Inc.

Under normal market conditions, the Fund will attempt

to remain fully invested in common stocks and securities

Portfolio Co-Managers

that are convertible into common stocks, such as convert-

ible bonds and convertible preferred stocks.

Thomas   O.   Putnam,   Chairman   and   Marc   D.

Roberts, CFA of Fenimore Asset Management, Inc.

Principal Risks

serve  as  co-managers  of  the  Fund.    Mr.  Putnam

and  Mr.  Roberts  have  managed  the  Fund  since  its

• Small-Cap Risk - small capitalization companies may not

inception.

have the size, resources or other assets of large capitaliza-      Purchase and Sale of Fund Shares

tion companies.

The  minimum  initial  purchase  is  $5000  for  a  regu-

• Non-diversification Risk  –  the  Fund  is  classified  as  a lar account and $2000 for an individual retirement

“non-diversified” fund which means that the Fund may

account.     The   minimum   subsequent   investment

own larger positions in a smaller number of securities.

is  $50.    You  may  redeem  shares  by  mail  or  fax

A fund that is less diversified, such as the Fund, may be

(518.234.7793).  Redemption proceeds will be sent

more susceptible to adverse economic, political, or regu-

by  check  to  the  address  of  record  or  by  electronic

latory developments affecting a single issuer than a fund

bank transfer.

that is more broadly diversified.

Tax Information

• Stock Market Risk -  the value of stocks ﬂuctuate in re-

sponse to the activities of individual companies and gen-

Fund  distributions  are  taxable,  and  will  be  taxed  as eral stock market and economic conditions.  Stock pric-

ordinary income or capital gains, unless you are investing

es may decline over short or extended periods of time.

through a tax-deferred arrangement, such as a 401(k) plan

Stocks  are  more  volatile  and  riskier  than  some  other

or  an  individual  retirement  account.   Such  tax-deferred

forms of investments.

arrangements may be taxed upon withdrawals made from

these arrangements.

• Stock Selection Risk  -  the  value  stocks  chosen  for  the

Fund are subject to the risk that the market may never      Financial Intermediary Compensation

realize their intrinsic value or their prices may go down.

If  you  purchase  Fund  shares  through  a  broker-dealer  or

• Market Risk - the value of your investment will go up and

other financial intermediary (such as a bank), the Fund and

down, which means that you could lose money.

its related companies may pay the intermediary for the sale

of Fund shares and related services.  These payments may

• Foreign Investment Risk – the Fund may invest in securi-

create a conﬂict of interest by inﬂuencing the broker-dealer ties of foreign issuers that are traded in foreign markets

or other intermediary and your salesperson to recommend

or may be represented by American Depository Receipts

Fund shares over another investment.  Ask your salesper-

that are traded in the United States.  Investments in

son or visit your financial intermediary's Web site for more

non-U.S. securities may involve additional risk including

information.

exchange rate ﬂuctuation, political or economic instabil-

ity, the imposition of exchange controls, expropriation,

limited disclosure and illiquid markets.

Performance

The inception date for the Fund is March 1, 2012.  The

Fund's performance will then be compared to the Russell

2000 Index.  Updated performance information may be

obtained at the Fund's website www.famfunds.com.